UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2024 (December 19, 2024)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33, Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2060 2055
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	ASPS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On December 19, 2024, Altisource Portfolio Solutions S.A. (the “Company”) received a letter (the “Bid Price Notice”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, because the closing bid price for its common stock has been below $1.00 per share for 30 consecutive business days, it no longer complies with the minimum bid price requirement for continued listing on The Nasdaq Global Select Market. Nasdaq Listing Rule 5450(a)(1) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Rule”), and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Rule exists if the deficiency continues for a period of 30 consecutive business days. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been provided an initial compliance period of 180 calendar days, or until June 17, 2025, to regain compliance with the Minimum Bid Price Rule. The Bid Price Notice states that the Nasdaq staff will provide written confirmation that the Company has achieved compliance with the Minimum Bid Price Rule if at any time before June 17, 2025, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of ten consecutive business days.
In the event the Company is not in compliance with the Minimum Bid Price Rule by June 17, 2025, the Company may be afforded a second 180 calendar day grace period. To qualify, the Company must submit an application to transfer the listing of its common stock to The Nasdaq Capital Market, which requires the Company meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, other than the Minimum Bid Price Rule. The Company would also need to pay an application fee to Nasdaq and to provide written notice of its intention to cure the minimum bid price deficiency during this second 180-day compliance period by effecting a reverse stock split, if necessary. As part of its review process, Nasdaq will make a determination of whether it believes the Company will be able to cure this deficiency. Should the Nasdaq staff conclude that the Company will not be able to cure the deficiency, or should the Company determine not to submit a transfer application or make the required representation, Nasdaq will provide notice that the Company’s common stock will be subject to delisting, which the Company could appeal.
In addition, on December 20, 2024, the Company received written notice (the “Market Value Notice” and, together with the Bid Price Notice, the “Notices”) from Nasdaq indicating that, for the 30 consecutive business days ending December 19, 2024, the market value of the Company’s publicly held shares (the “MVPHS”) was below the minimum requirement of $15 million for continued listing on The Nasdaq Global Select Market under Nasdaq Listing Rule 5450(b)(3)(C) (the “MVPHS Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(D), the Company has been provided a period of 180 calendar days, or until June 18, 2025, to regain compliance. The Market Value Notice states that, if during the 180-day compliance period, the Company’s MVPHS closes at $15 million or more for a minimum of ten consecutive business days, the Nasdaq staff will provide written confirmation of compliance and this matter will be closed.
If the Company does not regain compliance with the MVPHS Rule by June 18, 2025, the Company will receive written notification that its securities are subject to delisting. In the event the Company receives any such notification, the Company may appeal the Nasdaq’s staff determination to delist its securities, but there can be no assurance the Nasdaq staff would grant any request for continued listing. Alternatively, the Company could consider applying to transfer its common stock to The Nasdaq Capital Market. In order to transfer, the Company must submit an application to transfer the listing of its common stock to The Nasdaq Capital Market, pay an application fee and meet The Nasdaq Capital Market’s continued listing requirements.
The Notices have no immediate effect on the listing of the Company’s common stock on The Nasdaq Global Select Market. During the 180-day compliance periods, the Company’s common stock will continue to be listed and traded on The Nasdaq Global Select Market.
The Company intends to actively monitor the bid price of its common stock and its MVPHS between now and the end of each applicable compliance period and will consider available options to regain compliance with the Minimum Bid Price Rule by June 17, 2025, and the MVPHS Rule by June 18, 2025. There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Rule or the MVPHS Rule or that the Company will otherwise be in compliance with the other listing standards for The Nasdaq Global Select Market.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties and assumptions that are difficult to predict. These forward-looking statements include all words and expressions reflecting optimism, satisfaction or disappointment with current prospects or future events, as well as statements that are not historical fact, including statements that relate to, among other things, future events or our future performance or financial condition. These statements may be identified by the use of future tense or words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” or “continue” or the negative of these terms and comparable terminology, but their absence does not mean that a statement is not forward-looking. Furthermore, forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the risks discussed in Item 1A of Part I “Risk Factors” in our most recent Form 10-K filing with the Securities and Exchange Commission, as the same may be updated from time to time in our Form 10-Q filings. We caution you not to place undue reliance on these forward-looking statements which reflect our view only as of the date of this report. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based, except as required by law. There can be no assurance that the Company will meet the Minimum Bid Price Rule or the MVPHS Rule during any compliance period or otherwise in the future, otherwise meet Nasdaq compliance standards, or that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief. In addition, the risks and uncertainties to which forward-looking statements are subject include, but are not limited to, risks related to the COVID-19 pandemic, customer concentration, the timing of the anticipated increase in default related referrals following the expiration of foreclosure and eviction moratoriums and forbearance programs, the timing of the expiration of such moratoriums and programs, and any other delays occasioned by government, investor or servicer actions, the use and success of our products and services, our ability to retain existing customers and attract new customers and the potential for expansion or changes in our customer relationships, technology disruptions, our compliance with applicable data requirements, our use of third party vendors and contractors, our ability to effectively manage potential conflicts of interest, macro-economic and industry specific conditions, our ability to effectively manage our regulatory and contractual obligations, the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our credit agreements, including the financial and other covenants contained therein, as well as Altisource’s ability to retain key executives or employees, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies. The forward-looking statements should not be unduly relied upon. Nothing in this Current Report on Form 8-K and our other SEC filings should be regarded as a representation by any person that these statements will be achieved, and the Company undertakes no obligation to update these statements as a result of a change in circumstances, new information or future events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 23, 2024

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer